UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

MAVERICK OIL AND GAS, INC.

(Name of Registrant As Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MAVERICK OIL AND GAS, INC.
888 East Las Olas Boulevard, Suite 400
Fort Lauderdale, FL 33301

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Maverick Oil and Gas, Inc. (the “Meeting”) which will be held at the Riverside Hotel, 620 East Las Olas Boulevard, Fort Lauderdale, FL 33301 on January 27, 2006 at 10:00 a.m., local time.

At the Meeting, stockholders will be asked to:

1. elect the Company’s directors;

2. approve the adoption of the Maverick Oil and Gas, Inc. 2005 Stock Incentive Plan;

3. ratify the appointment of Malone & Bailey, PC as the Company’s independent auditors for the year ending August 31, 2006; and

4. consider such other matters as may be properly brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

These matters are discussed in greater detail in the accompanying Proxy Statement.

Your Board of Directors recommends a vote FOR the election of the Company’s directors nominated, FOR the approval of the adoption of the Maverick Oil and Gas, Inc. 2005 Stock Incentive Plan and FOR the ratification of Malone & Bailey, PC as the Company’s independent auditors.

Regardless of the number of shares you own or whether you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Please sign, date and mail the enclosed proxy promptly.

A copy of the Company’s Annual Report for the year ended August 31, 2005 is enclosed for your information. No material contained in the Annual Report is to be considered part of the Company’s proxy solicitation material.

Thank you for your support of the Company and your participation in this process.

Sincerely,

V. Ray Harlow
Chief Executive Officer

MAVERICK OIL AND GAS, INC.
888 East Las Olas Boulevard, Suite 400
Fort Lauderdale, FL 33301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 27, 2006

December 19, 2005

TO THE STOCKHOLDERS OF
MAVERICK OIL AND GAS, INC.:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, the Annual Meeting of Stockholders (the “Meeting”) of Maverick Oil and Gas, Inc. (the “Company”) will be held at the Riverside Hotel, 620 East Las Olas Boulevard, Fort Lauderdale, FL 33301 on January 27, 2006 at 10:00 a.m., local time, for the purposes of considering and voting upon the following:

1. ELECTION OF DIRECTORS. To elect five persons to the Board of Directors to serve until the 2007 Annual Meeting of Stockholders and until their successors are elected and have been qualified. The persons nominated by management to serve as directors are:

V. Ray Harlow
Lance E. Johnson
David Preng
Andrej Rucigaj
Matthew D. Fitzgerald

2. ADOPTION OF 2005 STOCK INCENTIVE PLAN. To approve the adoption of the Maverick Oil and Gas, Inc. 2005 Stock Incentive Plan.

3. APPOINTMENT OF AUDITORS. To ratify the appointment of Malone & Bailey, PC as the Company’s independent auditors for the year ending August 31, 2006.

4. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any postponement(s) or adjournment(s) thereof.

Only stockholders of record as of the close of business on December 18, 2005 will be entitled to vote at the Meeting and at any postponement(s) or adjournment(s) thereof.

All stockholders are welcome at the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

John A. Ruddy
Secretary

MAVERICK OIL AND GAS, INC.
888 East Las Olas Boulevard, Suite 400
Fort Lauderdale, FL 33301

PROXY STATEMENT

      The enclosed proxy is solicited on behalf of the Board of Directors of Maverick Oil and Gas, Inc. (the “Company”) to be voted at the Annual Meeting of Stockholders (the “Meeting”) of the Company to be held at the Riverside Hotel, 620 East Las Olas Boulevard, Fort Lauderdale, FL 33301 on January 27, 2006 at 10:00 a.m., local time, and at any postponement(s) or adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

      This Proxy Statement and the accompanying Notice and Proxy will be mailed on or about December 19, 2005 to stockholders eligible to receive notice of, and vote at, the Meeting.

Record Date and Share Ownership

      Stockholders of record at the close of business on December 18, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or at any postponement(s) or adjournment(s) thereof. On the Record Date, 98,722,565 shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”) were issued, outstanding and entitled to notice of and to vote on all matters at the Meeting and at any postponement(s) or adjournment(s) thereof.

Quorum and Voting Requirements

      The Company’s Bylaws provide that the stockholders holding a majority of the shares issued, outstanding and entitled to vote on the Record Date must be present in person or by proxy at the Meeting to constitute a quorum for the transaction of business at the Meeting.

      All shares of Common Stock represented by valid proxies received by the Secretary of the Company prior to the Meeting will be voted as specified in the proxy. If no specification is made, the shares will be voted FOR the election of each of the Board’s nominees to the Board of Directors and FOR each of the other matters submitted by the Board of Directors for vote by the stockholders. Unless otherwise indicated by the stockholder, the proxy card also confers discretionary authority on the Board-appointed proxies to vote the shares represented by the proxy on any matter that is properly presented for action at the Meeting. Abstentions and broker non-votes (which arise from proxies delivered by brokers and others, where the record holder has not received direction on voting and does not have discretionary authority to vote on one or more matters) are each included in the determination of the number of shares present for purposes of determining a quorum. At the Meeting, directors will be elected by a plurality vote and all other matters will be decided by the affirmative vote of a majority of the shares of Common Stock present at the meeting, in person or by proxy, and entitled to vote. Abstentions are counted as shares present at the meeting for purposes of determining the votes cast on any matter and have the effect of a vote against any matter as to which abstention is specified. Broker non-votes are not considered shares present for purposes of the vote on any matter as to which the broker non-vote is specified and will not affect the outcome of the vote.

      The execution of a proxy will not affect a stockholder’s right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting by filing with the Secretary of the Company either: (i) a written notice of revocation or (ii) a proxy bearing a later date than the most recently submitted proxy. In addition, the powers of a proxy holder will be suspended if the person executing the proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his or her election to vote in person and votes in person. Attendance at the Meeting will not, by itself, revoke or suspend a proxy.

Annual Report

      A copy of the Company’s Annual Report (“Annual Report”) for the year ended August 31, 2005 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of our proxy solicitation material.

Form 10-KSB Annual Report to the Securities And Exchange Commission

      A copy of the Company’s 2005 Form 10-KSB is available to stockholders. A stockholder may obtain a copy of the 2005 Form 10-KSB free of charge on the Company’s website or by writing to Maverick Oil and Gas, Inc., 888 East Las Olas Boulevard, Suite 400, Fort Lauderdale, Florida 33301 (a copy of any exhibits thereto will be provided upon payment of a reasonable charge limited to the Company’s cost of providing such exhibits).

      The mailing address of the Company’s executive office is 888 East Las Olas Boulevard, Suite 400, Fort Lauderdale, Florida 33301.

Solicitation

      The cost of this proxy solicitation will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but directors, officers, and employees of the Company may solicit proxies personally or by telephone without receiving special compensation therefor. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy materials to principals and obtaining their proxies. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with the solicitation of proxies, if management determines it to be advisable.

Stockholder Proposals

      Proposals of stockholders that are intended to be included within the proxy material for our 2007 Annual Meeting of Stockholders must comply with the requirements of SEC Rule 14a-8 and must be received no later than August 21, 2006 in order to be included in the Proxy Statement and proxy relating to that Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees for Consideration at the Meeting

      The Bylaws provide that the Board of Directors shall consist of no more than fifteen directors and no less than one director. The Board has resolved to have five directors. Each person who is appointed or elected to the Board of Directors will hold that position until the close of the next annual meeting of stockholders, until he or she ceases to be a director by operation of law or until he or she resigns.

      The five persons listed below have been nominated by the Board of Directors to serve as directors of the Company.

      Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominees named below to serve as directors until the end of their respective terms or until his/her successor is elected and qualified. The Company is not aware of any reason that any nominee will be unable to serve or will decline to serve as a director. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as shall be nominated by management.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

      The following table sets forth certain information with respect to each of the nominees for director and their current positions with the Company.

Director’s Name and Age	Principal Occupation	Year in Which Service as a Director Began
V. Ray Harlow, 53	Chief Executive Officer of the Company	2005
Lance E. Johnson, 59	Retired	2005
David Preng, 59	Chief Executive Officer Preng and Associates	2005
Andrej Rucigaj, 41	Investment Manager Aktiva Group	2005
Matthew D. Fitzgerald, 47	Chief Financial Officer and Senior Vice President Grant Prideco, Inc.	2006

V. Ray Harlow

      Mr. Harlow has served as our Chief Executive Officer and a member of our Board of Directors since March 2005. He has 32 years of experience in the industry, in particular in the area of upstream oil and gas exploration and development. From August 2003 until March 2005, he was chief executive officer and managing member of Hurricane Energy, LLC. Between October 1997 and August 2003, he was an independent energy consultant. From August 1987 until October 1997, he was with Sun Company, Inc. (doing business as Sunoco), then the largest independent refining and marketing company in the U.S. From May 1991 to October 1997, he was the chairman and managing director of Sun International Oil Company, the international subsidiary of Sunoco. Prior to his tenure at Sunoco, Mr. Harlow held executive management positions with Arco, Amoco and Transcontinental Oil.

Lance E. Johnson

      Mr. Johnson has been a member of our Board of Directors since August 10, 2005. He is a veteran of 30 years in the energy industry and brings a wealth of knowledge, expertise and experience to benefit the development of Maverick Oil and Gas, Inc. Following service of six years in the United States Air Force as an officer and pilot, Mr. Johnson joined Mobil Oil Corporation in 1975. Mr. Johnson held numerous senior management positions within Mobil Oil Corporation including Managing Director of Mobil Exploration Norway, General Manager of Production for Mobil U.S. Exploration and Production, Chairman and President of Mobil North Sea Ltd. In 1996, Mr. Johnson was appointed Executive Vice President of Mobil Oil Corporation for Supply, Trading and Transportation and in 1998 he assumed responsibility for worldwide New Exploration and Production Ventures. Coincident with the merger of Exxon and Mobil in 1999, Mr. Johnson was appointed Vice President of ExxonMobil Production Company from which position he retired in June, 2002. He holds a B.S. in Mechanical Engineering from Tufts University and a Masters Degree in Industrial Management from Central Michigan University.

David Preng

      Mr. Preng has been a member of our Board of Directors since September 26, 2005. He has served as Chief Executive Officer and President of Preng and Associates since 1980. Preng and Associates is an international executive search firm specializing in the oil and gas industry. Mr. Preng also serves as a member of the Board of Directors of Remington Oil and Gas, Inc., a publicly held oil and gas company, as well as Community National Bank and the Houston Chapter of the National Association of Corporate Directors. Mr. Preng is a member of the Texas A&M University International Advisory Board and a Fellow of the Institute of Directors. He holds a B.S. in Business Administration from Marquette University and a Masters Degree in Business Administration from DePaul University. Mr. Preng, a nominee for election as a director, is the Chief Executive Officer and principal shareholder of Preng and Associates. Preng and Associates was engaged by the Company during 2005 to conduct certain executive searches, for which it received fees of approximately $200,000.

Andrej Rucigaj

      Mr. Rucigaj has been a member of our Board of Directors since September 26, 2005. He has worked as a manager in the investment and finance fields for the last 10 years, with a focus on the energy sector. Since 2001, Mr. Rucigaj served as an investment manager of Aktiva Group, an Amsterdam based private investment fund. Aktiva is controlled by Darko Horvat, one of the principal beneficiaries of Line Trust Corporation Limited, a principal shareholder of the Company. From 1994 to 2001, Mr. Rucigaj worked as an officer of Arkada, an investment fund in Slovenia. Mr. Rucigaj holds a B.S. in Electrical Engineering from ETH (Swiss Federal Institute of Technology) and an MBA from INSEAD, The European Institute of Business Administration (Fountainebleau, France).
For a description of certain purchases of securities from the Company made by Line Trust Corporation Limited, see “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” set forth below.

Matthew D. Fitzgerald

Mr. Fitzgerald has been the Senior Vice President and Chief Financial Officer of Grant Prideco, Inc. since January 2005. Grant Prideco, Inc. is the world leader in drill stem technology development and drill pipe manufacturing, sales and service, a global leader in drill bit technology, manufacturing, sales and service, and a leading provider of high-performance engineered connections and premium tubular products and services. Prior to his current position with Grant Prideco, Inc., Mr. Fitzgerald served as Executive Vice President, Chief Financial Officer, and Treasurer of Veritas DGC, beginning in March 2001. Mr. Fitzgerald was employed by BJ Services Company from 1989 to 2001, where he served as Vice President and Controller from 1998 to 2001 and as Controller in 1989. From 1988 to 1989, Mr. Fitzgerald was the Corporate Audit Director for Baker Hughes Inc. Mr. Fitzgerald also was a senior manager with the accounting firm of Ernst & Whinney. Mr. Fitzgerald’s nomination was recommended to the Company by a non-management director of the Company.

INFORMATION ABOUT EXECUTIVE OFFICERS

      Our executive officers as of December 18, 2005 are as follows:

Officers’s Name and Age	Office	Year in Which Service Began
V. Ray Harlow, 53	Chief Executive Officer	2005
John A. Ruddy, 58	Chief Financial Officer	2005
James M. Parrish, 51	Executive Vice President Operations and Business Development	2005

      For biographical information about Mr. Harlow, please see his biography under “INFORMATION ABOUT NOMINEES FOR DIRECTOR” set forth above.

John A. Ruddy

      John A. Ruddy has served as our Chief Financial Officer since March 2005. Mr. Ruddy has 26 years of experience in the oil and gas industry. From October 2003 until March 2005 he served as Chief Financial Officer of Hurricane Energy, LLC. From December 1996 to September 2003, Mr. Ruddy was the Chief Financial Officer of the Sunoco Marketing Division. From 1993 to 1996, he was the Chief Financial Officer for Sunoco’s International Exploration and Production division. Mr. Ruddy spent 25 years with Sunoco, Inc., the largest independent refining and marketing company in the U.S. Mr. Ruddy has extensive experience in acquisitions and divestments in both the upstream and downstream areas, having participated in transactions valued in excess of $1.5 billion during his career.

James M. Parrish

      James M. Parrish has served as our Executive Vice-President since March 2005. His principal duties are to oversee our field operations, act as liaison with any strategic partners, and manage our oil and gas hedging activities. From 2003 until March 2005, he was Executive Vice President of Hurricane Energy, LLC, where he was responsible for managing investor relations and relations with financial institutions, as well as developing strategic alliances with industry partners. From 2002 to 2003, he was a principal with Champion Group Capital, Inc., of Dallas, Texas, a commercial mortgage banker financing commercial real estate. From 1987 to 2002, he was a manager of Dillon Gage Capital Markets, of Dallas, Texas, and founded its capital markets group.

Board Meetings

      During the fiscal year ended August 31, 2005, the Board of Directors took action by written consent or at meetings on 19 occasions. All meetings of the Board were attended by all directors and all written consents were unanimous. There were no committees of the Board of Directors during the fiscal year ended August 31, 2005.

      The Company has no policy with respect to the directors’ attendance at annual meetings.

Board Committees

   Audit Committee

      The Board of Directors created the Audit Committee at a meeting held on October 17, 2005. The Audit Committee is responsible for monitoring the integrity of the Company’s financial reporting standards and practices and its financial statements, overseeing the Company’s compliance with ethics and compliance policies and legal and regulatory requirements, and selecting, compensating, overseeing, and evaluating the Company’s independent auditors. A copy of the Audit Committee Charter adopted by the Board of Directors at a meeting held on October 17, 2005 is attached to this Proxy Statement as Appendix A. The members of the Audit Committee are Lance E. Johnson and Andrej Rucigaj. Each of these Audit Committee members is independent as defined in the listing standards of the American Stock Exchange and the rules of the Securities and Exchange Commission. The Board has determined that there is no “audit committee financial expert” on the Audit Committee, as that term is defined in the rules of the Securities and Exchange Commission. The Audit Committee was only recently formed and the Company is searching for an audit committee financial expert to join the Board of Directors and the Audit Committee. If Matthew D. Fitzgerald, a nominee, is elected as a director by the stockholders at the Meeting, it is the Company’s expectation that he would be appointed to the Audit Committee, as Chairman and qualify as an audit committee financial expert.

   Compensation Committee

      The Board of Directors created the Compensation Committee at a meeting held on October 17, 2005. The Compensation Committee is responsible for determining the compensation of the officers and employees of the Company and administering the Company’s compensation plans. The members of the Compensation Committee are Lance E. Johnson, David Preng, and Andrej Rucigaj. Each of these Compensation Committee members is independent as defined in the listing standards of the American Stock Exchange and the rules of the Securities and Exchange Commission.

Board Nominating Procedures

      Given the relatively small size of the Board of Directors and the existence of other committees of the Board requiring substantial attention and effort, the Board has determined that it is appropriate not to establish a separate nominating committee. The Board has also determined that a nominating committee is not necessary in light of the written nominating procedures it has adopted and the fact that nominations are determined by the vote of a majority of the directors who are independent.

      The Board will consider candidates for membership suggested by its members, as well as by the Company’s management and stockholders. The Board may also from time to time retain a third-party executive search firm to identify candidates.

      A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify the Company’s Corporate Secretary in writing with whatever supporting material the stockholder considers appropriate.

      Once the Board has identified a prospective nominee, it will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on the need for additional Board members to fill vacancies or to expand the size of the Board. If it is determined that there is a need for additional Board members, the Board will then evaluate the prospective nominee considering the following factors:

• the candidate’s ability to represent the interests of the Company’s stockholders;

• the candidate’s skill, integrity, and independence of thought and judgment;

• the candidate’s experience with businesses and other organizations of comparable size and stage of development;

• the relationship of the candidate’s experience to the experience of other members of the Board and whether the candidate adds to the range of talent, skill and expertise possessed by the existing members of the Board; and

• the candidate’s ability to dedicate sufficient time, energy and attention to the diligent performance of a director’s duties, including the candidate’s service on other boards of directors.

      The Board will also consider such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for audit committee expertise and the evaluations of other prospective nominees.

      As part of the evaluation, the Board will have the prospective nominee interviewed by one or more of its members, and others as appropriate, either in person or by telephone. After completing this evaluation and interview, the Board will then determine, by a vote of a majority of directors who are independent, whether to elect the prospective nominee to the Board in the case where stockholder approval is not required, or to nominate the candidate for election by the Company’s stockholders.

Stockholder Communications to Directors

      The Board of Directors plans to adopt a written process for stockholders to send communications to the Board of Directors. Prior to the adoption of that process, all correspondence which a stockholder desires to send to the members of the Board of Directors should be forwarded to the Corporate Secretary of the Company. The Corporate Secretary will review all correspondence to determine whether it deals with the functions of the Board of Directors or its committees and, if so, shall forward the correspondence to all directors. Concerns relating to accounting, internal controls or auditing matters shall be immediately brought to the attention of the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE COMPANY’S DIRECTORS

PROPOSAL 2

APPROVAL OF ADOPTION OF MAVERICK OIL AND GAS, INC.
2005 STOCK INCENTIVE PLAN

      Stockholders will be asked at the Meeting to vote on a proposal to approve the Maverick Oil and Gas, Inc. 2005 Stock Incentive Plan (the “Plan”). The Plan provides for the grant of stock options and stock awards. The Plan was approved by the Board of Directors at a meeting held on March 6, 2005. A total of 10,000,000 shares of the Company’s Common Stock may be issued as a result of stock options or stock awards granted under the Plan.

      The Board of Directors has concluded that the Plan is necessary to attract, retain, and motivate the high quality of directors, officers, employees, and consultants required to accomplish the Company’s business objectives.

      Purpose

      The purposes of the Plan are to: (i) better align the interests of officers, directors, employees and consultants of the Company and its subsidiaries with the interests of stockholders by creating a direct linkage between participants’ rewards and the performance of the Company and its subsidiaries; (ii) encourage stock ownership and proprietary interests in the Company’s stock; and (iii) assist the Company and its subsidiaries in attracting, retaining, and motivating highly competent officers, directors, employees and consultants vital to its success.

      Term

      The Plan became effective on March 6, 2005. The Plan has no fixed expiration date.

      Administration

The Plan may be administered by the full Board of Directors or by a committee of the Board comprised of two or more “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the Board of Directors or the committee shall hereinafter be referred to as the “Plan Administrator”). The Plan Administrator has, among other matters, the exclusive authority to make awards under the Plan and to make interpretations and determinations involving the Plan.

      Participation and Types of Awards

      Employees, officers, directors, and consultants who perform services for the Company and its subsidiaries are currently eligible to receive non-qualified stock options and stock awards. Employees, including officers, are also eligible to receive “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

      Shares Subject to the Plan

      A total of 10,000,000 shares of Common Stock may be issued under the Plan. All of the shares of Common Stock may be awarded in the form of stock options or stock awards, however, pursuant to Section 162(m) of the Code, currently stock options with respect to no more than 2,500,000 shares of Common Stock may be granted to any one individual participant during any one calendar year period. In addition, any shares of Common Stock underlying a stock option or stock award that is forfeited, cancelled, re-acquired by the Company, satisfied without the issuance of stock or otherwise terminated (other than by exercise) shall be added back to the number of shares available for issuance under the Plan.

      Performance-Based Compensation

      Section 162(m) of the Code limits to $1,000,000 annually the deduction a public corporation may claim for compensation paid to any of its top five executive officers, except in limited circumstances. One such exception is for “performance-based compensation,” which is defined as compensation paid solely on account of the attainment of one or more performance goals, but only (i) if the goals are determined by a compensation committee of the board comprised of two or more outside directors, (ii) the performance goals are disclosed to stockholders and approved by a majority vote before the remuneration is paid, and (iii) before the remuneration is paid, the compensation committee certifies that the performance goals and any other material terms were in fact satisfied.

      Internal Revenue Service regulations provide that compensation attributable to a stock option will be deemed to satisfy the requirement that performance goals be pre-established if the grant of the option is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any employee; and, under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant.

      The Plan includes features intended to permit the Plan Administrator to grant options to employees that will qualify as performance-based compensation.

      Stock Options

      Options granted under the Plan may be either incentive stock options or non-qualified stock options. The Plan Administrator will determine whether and to what extent options will be granted under the Plan and whether such options granted will be incentive stock options or non-qualified stock options; provided, however, that: (i) incentive stock options may be granted only to employees of the Company or any of its subsidiaries, (ii) no incentive stock options may be granted following the tenth anniversary of the effective date of the Plan, and (iii) the aggregate fair market value (determined as of the date of grant of the option) of the Common Stock with respect to which incentive stock options may become exercisable for the first time by any individual during any calendar year may not exceed $100,000 or, if it does, the portion of such options which exceeds such amount will be treated as non-qualified stock options. Unless otherwise specified in the agreement evidencing the option, options granted under the Plan may be exercised for a period of up to ten years from the date of grant.

      The price at which each share covered by an option may be purchased will be determined in each case by the Plan Administrator; provided, however, that such price, in the case of incentive stock options, may not be less than the fair market value of Common Stock on the date of grant.

      Options will be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as will be determined by the Plan Administrator and as set forth in the agreement relating thereto. However, (i) no option will be exercisable after the expiration of ten years after the date of grant of such option, (ii) no incentive stock option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company) will be exercisable after the expiration of five years after the date of grant of such option and the exercise price of an incentive stock option granted to such stockholder may not be less than 110% of the fair market value of the Common Stock on the date of grant, and (iii) no option granted to a prospective employee, prospective consultant, or prospective director may become exercisable prior to the date on which such person commenced service with the Company or its subsidiaries.

      Stock Awards

      The Plan Administrator may grant stock awards to any officer, director, employee or consultant of the Company or any of its subsidiaries. A stock award entitles the recipient to acquire shares of Common Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

      Upon execution of a written instrument setting forth the stock award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the Common Stock subject to the stock award, including, but not limited to, the right to vote and receive dividends with respect thereto; provided, however, that shares of Common Stock subject to stock awards that have not vested shall be subject to restrictions on transferability. Unless the Plan Administrator otherwise determines, certificates evidencing the stock awards shall remain in the possession of the Company until such Common Stock is vested.

      The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Common Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the stock award. If the participant or the Company, as the case may be, fails to achieve the designated goals or the participant’s relationship with the Company is terminated prior to the expiration of the applicable vesting period, the participant shall forfeit all shares of Common Stock subject to the stock award which have not then vested. Unvested Common Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Plan or in the written instrument evidencing the stock award.

      Termination of Service

      If a participant ceases to perform service for the Company, all options which such participant is then entitled to exercise may be exercised until the earlier to occur of the three-month anniversary after termination of service or the expiration of the relevant option exercise period, unless otherwise provided for in the award agreement. If a participant ceases to perform service for the Company or any of its subsidiaries due to death, disability or retirement, any options then exercisable will be exercisable until the earlier to occur of the one-year anniversary of termination of service or the expiration of the relevant option exercise period, unless otherwise provided for in the award agreement.

      If the Company or any of its subsidiaries terminates a participant’s service for “Cause” (as defined in the Plan), then any and all options held by such person will terminate within 15 days notice of such termination, unless otherwise provided for in the award agreement.

      Stock Adjustments

      If, as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, the outstanding shares of Common Stock are increased or decreased or are exchanged for a new, different or additional number or kind of shares or other securities of the Company, or other non-cash assets of the Company are distributed with respect to such shares of Common Stock or other securities, the Plan Administrator may make an appropriate or proportionate adjustment in (i) the number of options that can be granted to any one participant, (ii) the number and kind of shares or other securities subject to any then outstanding awards under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate exercise price (ie. the exercise price multiplied by the number of shares as to which such options remain exercisable). The adjustment by the Plan Administrator will be final, binding and conclusive.

      If, as a result of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Company’s Board of Directors authorizes the issuance or assumption of options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant options upon such terms and conditions as it may deem appropriate for the purpose of assuming the old option, or substitution of a new option for the old option.

      In the case of (i) the dissolution or liquidation of the Company, (ii) merger, reorganization, or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person, or (iv) the sale of all or substantially all of the stock of the Company to an unrelated person (in each case, a “Fundamental Transaction”), the Plan and all unvested awards granted thereunder will terminate, unless provision is made in connection with the Fundamental Transaction for the assumption of the awards or the substitution of such awards with new awards of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price. In the event of such termination in which the Company’s Board of Directors does not provide for a Cash Purchase Price (as defined below) in connection with the options, each participant will be notified of such proposed termination and permitted to exercise for a period of at least 15 days prior to the date of such termination all options held by them which are then exercisable.

      In the event that the Company is merged or consolidated with another corporation or entity, other than a corporation or entity which is an “affiliate” of the Company, under the terms of which the holder of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock of the Company surrendered pursuant to such transaction (“Cash Purchase Price”), the Company’s Board of Directors may provide that all outstanding options will terminate upon consummation of that transaction and each participant will receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of shares of Common Stock subject to outstanding options held by such participant exceeds (ii) the aggregate exercise price of such participant’s options.

      Change in Control

      Unless otherwise provided in a participant’s option agreement, stock award agreement, or in a written employment or other agreement between the participant and the Company, the Plan provides that, in the event the Plan is terminated as a result of or following a “change in control” (as defined in the Plan), all vested options and stock awards then outstanding at the time of such termination may be exercised for a period of 30 days from the date of notice of the proposed termination. In such event, all participants shall be credited with an additional six months of service for the purpose of any otherwise unvested options and stock awards. Upon a change in control in which the Plan is either assumed or otherwise not subject to termination, if during the remaining term of such participant’s options or stock award, the participant is terminated other than for “Cause,” the participant will also be credited with an additional six months of service; provided, however, in the event of a termination for “Cause,” all options will immediately terminate and all unvested portions of stock awards will immediately terminate.

      Amendment and Termination

      The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action will deprive any person, without such person’s consent, of any rights theretofore granted under the Plan.

      Tax Withholding

      Whenever shares are to be issued or cash is to be paid under the Plan, under circumstances in which the Plan Administrator believes that any federal, state or local tax withholding will be imposed, including FICA and Medicare withholding tax, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements. Such withholding requirements may be paid (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate fair market value equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six months; (iii) in the discretion of the Plan Administrator, through an election to have the Company withhold shares of Common Stock otherwise issuable to the participant having an aggregate fair market value equal to the tax obligation; or (iv) in the discretion of the Plan Administrator, through a combination of such methods.

      Awards Granted to Certain Individuals and Groups

      As described above, the number of awards that may be granted to officers, employees, directors or consultants under the Plan is in the discretion of the Plan Administrator and therefore future awards under the Plan cannot be determined in advance. The following table sets forth (a) the total number of shares subject to options granted under the Plan to the listed persons and groups and (b) the average per share exercise price of such options.

Maverick Oil and Gas Inc. 2005 Stock Incentive Plan

Name of Individual or Group	Number of Options Granted(1)	Avg. Per Share Exercise Price ($)
V. Ray Harlow, Chief Executive Officer	1,230,000	2.395
John A. Ruddy, Chief Financial Officer	1,230,000	2.395
James M. Parrish, Executive Vice President	1,230,000	2.395
All current executive officers, as a group	3,690,000	2.395
All current directors who are not employees, as a group	240,000	1.087
All employees who are not current executive officers, as a group	120,000	1.715

(1) Excludes 300,000 non-plan options granted to Michael Garland, the former Chief Executive Officer and director of the Company, 150,000 non-plan options granted to a former employee, and any options which may be granted under the Plan to Matthew D. Fitzgerald, a nominee for director, should he be elected as a director at the Meeting.

Federal Income Tax Consequences

      The following is a general summary of the principal federal income tax consequences of certain awards and transactions under the 2005 Stock Incentive Plan. The following summary is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under the Plan are subject to Code Section 409A, the following description assumes that such awards will be designed to conform to the requirements of Code Section 409A and the regulations or other guidance promulgated thereunder.

      Non-Qualified Stock Options

      Under the current applicable provisions of the Code, the recipient of an option will not recognize income upon the receipt of a grant of non-qualified stock options and the Company will not be entitled to a tax deduction. When a non-qualified stock option is exercised, however, the excess of the fair market value of the shares received over the option price for those shares will be treated for federal tax purposes as ordinary income. Accordingly, the Company will be entitled to a corresponding tax deduction in the same amount. Any gain (or loss) realized on the sale or exchange of any shares actually received will be treated as long-term or short-term capital gain (or loss), depending on the applicable holding period.

      Incentive Stock Options

      No taxable income will be recognized when an incentive stock option (“ISO”) is granted or exercised. However, an ISO that is exercised more than three months after termination of employment will be taxed in the same manner as non-qualified stock option described above. Additionally, when an ISO is exercised, the spread between the fair market value and the exercise price will be an item of tax preference for purposes of the alternative minimum tax.

      If the shares acquired when an ISO is exercised are held for at least two years from the grant of the options and one year from the exercise of the options (the “ISO Holding Period”), any gain (or loss) realized upon their sale will be treated as long-term capital gain (or loss). In such a case, the Company will not be entitled to a deduction. If the shares are not held for the ISO Holding Period, then upon disposition ordinary income will be recognized in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date the option was exercised, limited, however to the gain realized on the sale. Any additional gain will be taxed as capital gain. The Company will be entitled to a deduction equal to the amount of any ordinary income recognized in this manner.

      Stock Awards

      The recipient of a stock award will generally recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the date on which the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs first) over (ii) the amount, if any, paid for the shares. Such person may, however, make an election (the “Tax Election”), within 30 days following the grant of the stock award, to recognize income at the time of the award based on the fair market value of the shares on the grant date. The Company will be entitled to a deduction in the same amount and at the same time that such person recognizes ordinary income. The ordinary income recognized by a recipient who is an employee will be subject to tax withholding by the Company. Upon the sale or other disposition (including any forfeiture) of the shares awarded, the recipient will realize capital gain (or loss) measured by the difference between the amount realized and the fair market value of the shares on the date the award vested (or on the date of grant if such person made the Tax Election).

      Tax Effect for the Company

      The Company generally will be entitled to receive a tax deduction in connection with an award under the Plan in the amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income. As described above, special rules limit the deductibility of compensation paid to certain executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of the above specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of compensation in excess of $1,000,000 if it complies with the conditions imposed by Section 162(m). These conditions include stockholder approval of the Plan, setting limits on the number of awards that any individual may receive, and establishing performance criteria that must be met before the award actually will vest or be paid. The Plan has been designed to permit the Plan Administrator to grant options and stock awards which satisfy the requirements of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such awards.

      If a change of control of the Company causes awards under the 2005 Stock Incentive Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Code Section 280G.

      Code Section 409A.

      Awards of stock options, stock appreciation rights, deferred shares, performance shares and performance units under the 2005 Stock Incentive Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Code Section 409A. Generally, to the extent that these awards fail to meet certain requirements under Code Section 409A, such awards will be subject to immediate taxation and tax penalties in the year they vest. It is the intent of the Company that awards under the 2005 Stock Incentive Plan will be structured and administered in a manner that complies with the requirements of Code Section 409A.

      The foregoing discussion is not a complete description of the federal income tax aspects of options or stock awards under the Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable to any awards. Participants in the Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE MAVERICK OIL AND GAS, INC. 2005 STOCK INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF MALONE & BAILEY, PC AS THE
COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING AUGUST 31, 2006

      Malone & Bailey, PC (“Malone & Bailey”) has been selected by the Audit Committee and the Board of Directors to serve as the independent auditors for the Company for the fiscal year ending August 31, 2006. Representatives of Malone & Bailey are expected to be present at the Meeting to make a statement if they so desire and will be available to respond to appropriate questions.

      The Audit Committee and the Board of Directors will consider the selection of another accounting firm to serve as the Company’s independent auditors in the event that the stockholders do not approve the selection of Malone & Bailey as the Company’s independent auditors.

      On December 13, 2004, the Company dismissed Morgan & Company, of Vancouver, B.C. as its independent accountant responsible for auditing its financial statements, and retained Malone & Bailey as its new independent auditors.

      Morgan & Company’s reports on the Company’s financial statements for the years ended August 31, 2003 and August 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that each report was modified to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

      The decision to terminate Morgan & Company and the decision to retain Malone & Bailey were both unanimously approved by the Company’s board of directors.

      During the periods covered by the reports of Morgan & Company, and the subsequent interim period through the change in independent accountants, the Company had no disagreements with Morgan & Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morgan & Company, would have caused Morgan & Company to make reference to the subject matter of the disagreement in connection with its reports.

      The following table presents fees for professional audit services performed by Malone & Bailey for the audit of our annual financial statements for the fiscal years ended August 31, 2005 and 2004 and fees billed for other services rendered by it during those periods.

	2005	2004
Audit Fees:	$95,490	$12,300
Audit-Related Fees:	0	0
Tax Fees:	0	0
All Other Fees:	0	0

Total:	$95,490	$12,300

      Our Audit Committee Charter requires the prior approval of all audit and non-audit services provided by our independent auditors, subject to certain de minimus exceptions which are approved by the Audit Committee prior to the completion of the audit. Prior to the creation of the Audit Committee, our Board of Directors served the role of our audit committee and approved the engagement of our independent auditors to render audit and non-audit services before they were engaged. All of the services for which fees are listed above were pre-approved by our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
OF MALONE & BAILEY, PC AS THE COMPANY’S INDEPENDENT
AUDITORS FOR THE 2006 FISCAL YEAR

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table indicates how many shares of our Common Stock were beneficially owned as of December 18, 2005, by (1) each person known by us to be the owner of more than 5% of our outstanding shares of Common Stock, (2) our directors, (3) our executive officers, and (4) all our directors and executive officers as a group. In general, “beneficial ownership” includes those shares a director or executive officer has sole or shared power to vote or transfer (whether or not owned directly) and rights to acquire Common Stock through the exercise of stock options and warrants that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. We based our calculation of the percentage owned of 98,722,565 shares outstanding on December 18, 2005, and added shares that may be acquired within 60 days to the number of other shares that the person owns as well as to the number of shares outstanding. The address of each of the directors and executive officers listed below is c/o Maverick Oil and Gas, Inc., 888 Las Olas Boulevard, Suite 400, Fort Lauderdale, Florida 33301.

Name and Address	Number of Shares Beneficially Owned		Percent of Class
V. Ray Harlow	1,076,539	(1)(2)	1.1%
Michael Garland	300,000	(3)	*
John A. Ruddy	1,170,000	(1)	1.2%
James M. Parrish	1,170,000	(1)	1.2%
Lance E. Johnson	63,948	(4)	*
David Preng	40,300	(5)	*
Andrej Rucigaj	0	(5)	*
Line Trust Corporation Limited 57/63 Line Wall Road P.O. Box 199 Gibraltar	31,734,500	(6)	29.2%
M.V. Oil and Gas Company Box 751 Providenciales Turks & Caicos	20,000,000	(7)	20.26%
Millenium Global High Yield Fund Limited 64 St. James Street London SW1A 1NF UK	10,050,000	(8)	9.9%
All officers and directors as a group (4 persons)	3,520,787		3.6%

* Less than 1%

(1) 877,500 of these shares are currently held in escrow for a minimum of one year from the closing of our acquisition of Hurricane Energy, LLC. These shares do not include 1,230,000 shares issuable upon exercise of stock options that were granted as part of the acquisition but are not currently exercisable.

(2) Includes 2.012 shares held by Mr. Harlow’s wife.

(3) These shares are issuable upon exercise of currently exercisable stock options.

(4) Does not include options to purchase 80,000 shares of Common Stock at an exercise price of $1.22 per share, half of which vest on August 10, 2006 and half of which will vest on August 10,

2007, provided the named director remains on our Board of Directors through such vesting dates.

(5) Does not include options to purchase 80,000 shares of Common Stock at an exercise price of $1.02 per share, half of which vest on September 26, 2006 and half of which vest on September 26, 2007, provided the named director remains on our Board of Directors through such vesting dates.

(6) Line Trust Corporation Limited (“Line Trust”), The Aktiva Diversified Trust (“Aktiva”), and AltaFin, BV (“AltaFin”) have filed a Schedule 13D (the “Schedule 13D”) as members of a “group” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) with respect to these shares. Aktiva has the beneficial ownership of 27,000,000 of these shares (including 9,000,000 shares issuable upon the exercise of warrants) and AltaFin has the beneficial ownership of 4,734,500 of these shares (including 1,000,000 shares issuable upon the exercise of warrants). Line Trust is the independent sole trustee of Aktiva. Line Trust is also the independent sole trustee of a trust that owns all of the stock of AltaFin and of a trust that directly or indirectly holds all of the shares of AltaFin’s corporate managing director. Line Trust has disclaimed beneficial ownership of these shares, except to the extent of any indirect pecuniary interest therein. The foregoing information is based upon the Schedule 13D. The class of beneficiaries of the trusts described in this note currently includes Darko Horvat and his family members.

(7) These shares are beneficially owned indirectly by David Stevenson, c/o KDS Capital, 53 Davies Street, Mayfair, London W1K 5JH, U.K.

(8) Includes 2,300,000 shares issuable upon exercise of currently exercisable warrants.

Change in Control Transactions During Last Fiscal Year

      Since September 1, 2004, the beginning of the Company’s last fiscal year, a series of transactions have occurred which may be considered to have resulted in a change in control of the Company.

• In connection with the Company’s acquisition of all of the outstanding membership interests of Hurricane Energy, LLC (“Hurricane Energy”) on March 10, 2005, the Company issued 4,500,000 shares of its Common Stock and a combination of warrants and options to purchase an additional 4,500,000 shares of Common Stock and appointed V. Ray Harlow, a founder of Hurricane Energy, to the Board of Directors of the Company. The Company also appointed Mr. Harlow as the Chief Executive Officer of the Company and John Ruddy and James Parrish, the remaining founders of Hurricane Energy, as the respective Chief Financial Officer and Executive Vice President of the Company. In connection with the transaction, Michael Garland, former Chief Executive Officer of the Company and the then sole member of the Company’s Board of Directors, resigned as an officer. Under the terms of the LLC Interest Purchase Agreement dated March 9, 2005, pursuant to which the outstanding membership interests of Hurricane Energy were purchased by the Company, the Company agreed to nominate Mr. Harlow for election as a director in connection with any meeting of stockholders at which directors are to be elected, provided that Mr. Harlow is the Chief Executive Officer of the Company at that time.

• On February 1, 2005, The Aktiva Diversified Trust purchased 9,000,000 investment units of the Company, consisting of 18,000,000 shares of Common Stock and warrants to purchase an additional 9,000,000 shares of Common Stock, for a purchase price of $2.00 per unit. The total consideration of $18,000,000 for the Common Stock and the warrants was paid from The Aktiva Diversified Trust’s working capital.

• In September 2004, Cecile Coady, then a record holder of 22,000,000 shares of the Company’s Common Stock, representing approximately 37.6 percent of the outstanding Common Stock of the Company as of September 1, 2004, transferred those shares to M. V. Oil and Gas Company for no consideration. Ms. Coady purchased those shares on April 1, 2004 from the Company’s outgoing directors and officers at the time she became the Company’s newly appointed sole officer and director. Ms. Coady resigned from those positions during July 2004 in conjunction with the appointment of Michael Garland as the sole officer and director of the Company.

      The percentage of voting securities beneficially owned by M.V. Oil and Gas Company, The Aktiva Diversified Trust, and Messrs. Harlow, Ruddy, and Parrish as of December 18, 2005 is described in the table above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely on our review of copies of forms filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, and written representations from certain reporting persons, we believe that during fiscal year 2005 all reporting persons timely complied with all filing requirements applicable to them, except for the following.

      Line Trust Corporation Limited, The Atkiva Diversified Trust, and AltaFin, B.V. filed one Form 3 after the date such form was required to be filed. M.V. Oil and Gas Company, the beneficial owner of 20.73% of our outstanding Common Stock, has failed to file a Form 3.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

      The following table sets forth a summary of the compensation paid or accrued for the three fiscal years ended August 31, 2005 to or for the benefit of our Chief Executive Officer and our five most highly compensated executive officers whose total annual salary and bonus compensation exceeded $100,000 during the fiscal year ended August 31, 2005 (the “Named Executive Officers”.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position		Salary	Bonus	Restricted Stock Awards	Number of Options		All Other Compensation(1)
V. Ray Harlow, Chief Executive Officer	2005	$143,375	—	—	1,230,000	(2)
John A. Ruddy, Chief Financial Officer	2005	$102,752	—	—	1,230,000	(2)
James M. Parrish, Executive Vice President	2005	$74,077	—	—	1,230,000	(2)	$7,578	(3)
Michael Garland, former Chief Executive Officer	2005	$120,000	—	—	—
	2004	$20,000	—	—	300,000	(4)

(1) During the periods reflected, certain of the officers named in this table received perquisites and other personal benefits not reflected in the amounts of their respective annual salaries or bonuses. Except in the case of Mr. Parrish, the dollar amount of these benefits did not, for any individual in any year, exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for that individual in any year, unless otherwise noted.

(2) These options have an exercise price of $2.395 per share. They vest 20% on March 10, 2006, the first anniversary of the date of grant, and 20% on each subsequent anniversary of the date of grant.

(3) Represents the cost of health care benefits ($2,691.88) and automobile rental ($4,886.57).

(4) Mr. Garland entered into an employment agreement with us on July 27, 2004. The employment agreement provided for a base salary of $10,000 per month and three year options to purchase

300,000 shares of our Common Stock at $1.50 per share. The agreement also provided a payment of six months severance if he was terminated without cause.

Employment Agreements

      Mr. Garland entered into an employment agreement with us on July 27, 2004. It provided for a base salary of $10,000 per month and three year-options to purchase 300,000 shares of our Common Stock at $1.50 per share. In conjunction with our acquisition of Hurricane Energy, Mr. Garland resigned as our Chief Executive Officer, and we agreed to pay him a severance consisting of salary continuation through July 31, 2005. On August 10, 2005, Michael Garland resigned from the Board of Directors.

      On March 9, 2005, we entered into an employment agreement with V. Ray Harlow, our Chief Executive Officer. This agreement has a five-year term and requires us to pay Mr. Harlow a base annual salary of $300,000. Under this agreement, we granted Mr. Harlow an option to purchase up to 1,230,000 shares of our Common Stock at an exercise price of $2.395 per share, vesting in equal installments on each of the first five anniversaries of the date of his employment agreement. If we terminate Mr. Harlow’s employment without cause (as defined in the agreement) or by reason of his death or disability, we are required to pay Mr. Harlow his base salary and benefits, not including additional compensation, for a period of six months from the effective date of termination or until the term of the agreement expires, whichever period is shorter, and the options we granted Mr. Harlow in the agreement will continue to vest through this severance period. Under this agreement, we agreed to nominate Mr. Harlow to a position on our board of directors for so long as he remains our Chief Executive Officer.

      On March 9, 2005, we entered into an employment agreement with John A. Ruddy, our Chief Financial Officer. This agreement has a five-year term and requires us to pay Mr. Ruddy a base annual salary of $215,000. Under this agreement, we granted Mr. Ruddy an option to purchase up to 1,230,000 shares of our Common Stock at an exercise price of $2.395 per share, vesting in equal installments on each of the first five anniversaries of the date of his employment agreement. If we terminate Mr. Ruddy’s employment without cause (as defined in the agreement) or by reason of his death or disability, we are required to pay Mr. Ruddy his base salary and benefits, not including additional compensation, for a period of six months from the effective date of termination or until the term of the agreement expires, whichever period is shorter, and the options we granted Mr. Ruddy in the agreement will continue to vest through this severance period.

      On March 9, 2005, we entered into an employment agreement with James M. Parrish, our Executive Vice-President. This agreement has a five-year term and requires us to pay Mr. Parrish a base annual salary of $155,000. Under this agreement, we granted Mr. Parrish an option to purchase up to 1,230,000 shares of our Common Stock at an exercise price of $2.395 per share, vesting in equal installments on each of the first five anniversaries of the date of his employment agreement. If we terminate Mr. Parrish’s employment without cause (as defined in the agreement) or by reason of his death or disability, we are required to pay Mr. Parrish his base salary and benefits, not including additional compensation, for a period of six months from the effective date of termination or until the term of the agreement expires, whichever period is shorter, and the options we granted Mr. Parrish in the agreement will continue to vest through this severance period.

Change in Control Arrangements

      Under the Company’s 2005 Stock Incentive Plan, the stock options held by Mr. Harlow, Mr. Ruddy, and Mr. Parrish were granted pursuant to the Company’s 2005 Stock Incentive Plan (the “Plan”). Under the terms of the Plan, if the Plan is terminated as a result of or following a “Change in Control,” all participants in the Plan are credited with an additional six months of service for vesting purposes.

Directors’ Compensation

      Non-employee directors are paid $8,750 per quarter, provided they have attended in person or by telephone at least 75% of the meetings held during the quarter, and a fee of $1,250 for each Board meeting attended in person. Upon joining our Board of Directors, each non-employee director received an award of options to purchase 80,000 shares of our Common Stock with an exercise price equal to the closing price of our Common Stock on the trading day prior to the date of grant. One half of each director’s options will vest upon the completion of one year of such director’s Board service and the remaining one half will vest upon the completion of two years of Board service.

Stock Options and Warrants

      The following table sets forth information on option grants in fiscal 2005 to the Named Executive Officers.

Option Grants in Last Fiscal Year

Name	Number of Options Granted		% of Total Options Granted to Employees in Fiscal-Year	Exercise Price	Market Price on Date of Grant	Expiration Date
V. Ray Harlow	1,230,000	(1)	31%	$2.395	$2.43	March 2015
John A. Ruddy	1,230,000	(1)	31	2.395	2.43	March 2015
James M. Parrish	1,230,000	(1)	31	2.395	2.43	March 2015
Michael Garland	—		—	—	—	—

      (1) These options vest 20% on March 10, 2006, the first anniversary of the date of grant, and 20% on each subsequent anniversary of the date of grant.

      The following table sets forth information concerning year-end option values for fiscal 2005 for the Named Executive Officers. The value of the options was based on the closing price of our Common Stock on August 31, 2005 of $1.19.

Fiscal Year End Option Values

			Number of Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
V. Ray Harlow	—	—	—	1,230,000	$—	$—
John A. Ruddy	—	—	—	1,230,000	—	—
James M. Parrish	—	—	—	1,230,000	—	—
Michael Garland	—	—	300,000	—	—	—

      Outstanding Stock Options

      The 2005 Stock Incentive Plan, (the “Stock Incentive Plan”) covers 10,000,000 shares of Common Stock. Under its terms, employees, officers and directors of the Company and its subsidiaries are currently eligible to receive non-qualified stock options, restricted stock awards and incentive stock options within the meaning of Section 422 of the Code. In addition, advisors and consultants who perform services for the Company or its subsidiaries are eligible to receive non-qualified stock options under the Stock Incentive Plan. The Stock Incentive Plan is administered by the Board of Directors or a committee designated by the Board of Directors.

      All stock options granted under the Stock Incentive Plan are exercisable for a period of up to ten years from the date of grant. The Company may not grant incentive stock options pursuant to the

Stock Incentive Plan at exercise prices which are less than the fair market value of the Common Stock on the date of grant. The term of an incentive stock option granted under the Stock Incentive Plan to a stockholder owning more than 10% of the issued and outstanding Common Stock may not exceed five years and the exercise price of an incentive stock option granted to such stockholder may not be less than 110% of the fair market value of the Common Stock on the date of grant. The Stock Incentive Plan contains certain limitations on the maximum number of shares of the Common Stock that may be awarded in any calendar year to any one individual for the purposes of Section 162(m) of the Code.

      For a more complete description of the Stock Incentive Plan, see “PROPOSAL 2 — APPROVAL OF ADOPTION OF 2005 STOCK INCENTIVE PLAN” above.

      In addition to the stock options covered by the Stock Incentive Plan, the Company has outstanding options to purchase 450,000 shares of Common Stock. The following schedule identifies the vesting schedule associated with all of the Company’s outstanding options as of August 31, 2005 (adjusted to give effect to 160,000 options granted to two directors during September 2005).

	Plan	Non-Plan	Total
Vested as of 8/31/05	—	450,000	450,000
To vest in Fiscal Year 2006	882,000	—	882,000
To vest in Fiscal Year 2007	882,000	—	882,000
To vest in Fiscal Year 2008	762,000	—	762,000
To vest in Fiscal Year 2009	762,000	—	762,000
To vest in Fiscal Year 2010	762,000	—	762,000

	4,050,000	450,000	4,500,000

      At August 31, 2005, these options were outstanding at the following exercise prices (as adjusted to give effect to 160,000 options granted to two directors during September 2005):

Number of Options
Plan	Non-Plan	Total	Range of Exercise Prices
240,000	450,000	690,000	$1.00 to $1.50
120,000	—	120,000	$1.50 to $2.00
3,690,000	—	3,690,000	$2.00 to $2.50

4,050,000	450,000	4,500,000

      Outstanding Warrants

      As of August 31, 2005, warrants to purchase 18,670,000 shares of Common Stock were outstanding. Most of these warrants were granted in connection with investment-related transactions. These warrants entitle the holders to purchase the following number of shares at the following prices:

Number of Shares	Exercise Price
700,000	$1.00
792,750	1.20
200,000	1.25
300,000	1.50
405,000	1.75
405,000	1.925
15,867,500	2.00

Equity Compensation Plan Information At Fiscal Year End

      The following table sets forth information, as of August 31, 2005 (adjusted to give effect to 160,000 options granted to two directors during September 2005), with respect to the Company’s 2005 Stock Incentive Plan under which Common Stock is authorized for issuance, as well as other compensatory options granted outside of the Company’s 2005 Stock Incentive Plan.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	4,500,000 (1)	$2.22	5,950,000 (2)

Total	4,500,000	$2.22	5,950,000

(1) Includes 3,890,000 shares of Common Stock issuable upon the exercise of options granted under the Company’s 2005 Stock Incentive Plan and 450,000 shares of Common Stock issuable upon the exercise of options granted to our former chief executive officer and the former manager of our treasury and accounting functions prior to the adoption of the 2005 Stock Incentive Plan. Includes 160,000 shares of our Common Stock issuable upon the exercise of options granted to two of our directors after August 31, 2005.

(2) Represents shares which may be issued under options available for award under the Company’s 2005 Stock Incentive Plan as of August 31, 2005 (as adjusted to give effect to 160,000 options granted to two directors during September 2005).

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
MAVERICK OIL AND GAS, INC.

      The following is the report of the Audit Committee with respect to the year ended August 31, 2005. In carrying out its responsibilities under its charter, it has, among other things,

•   reviewed and discussed the Company’s audited consolidated financial statements for the year ended August 31, 2005 with management and the independent auditors;

•   discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” as modified or supplemented, including, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements;

•   obtained from the independent auditors a written statement describing all relationships between the independent auditors and the Company that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”);

•   discussed with the independent auditors any relationships that may impact their objectivity and independence, and generally satisfied itself that the auditors are independent;

•   obtained from management the representation that the Company’s consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States of America; and

•   discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls.

      Based on its review, analysis and discussions with management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors (and the Board approved) that the Company’s audited consolidated financial statements for the three years ended August 31, 2005 be included in the Company’s Annual Report on Form 10-KSB for the year ended August 31, 2005. The Audit Committee also selected the Company’s independent auditors for the fiscal year ended August 31, 2006.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
      Lance E. Johnson
      Andrej Rucigaj

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Mr. Preng, a nominee for election as a director, is the Chief Executive Officer and principal shareholder of Preng and Associates, an international executive search firm specializing in the oil and gas industry. Preng and Associates was engaged by the Company during 2005 to conduct certain executive searches, for which it received fees of approximately $200,000.

      Mr. Rucigaj, a nominee for director, is an investment manager of Aktiva Group, an Amsterdam based private investment fund. Aktiva is controlled by Darko Horvat, one of the principal beneficiaries of Line Trust Corporation Limited (“Line Trust”). Line Trust is the independent sole trustee of the Aktiva Diversified Trust (the “Aktiva Trust”). On February 1, 2005, the Aktiva Trust purchased 9,000,000 investment units from the Company, consisting of 18,000,000 shares of Common Stock and warrants to purchase an additional 9,000,000 shares of Common Stock for an aggregate purchase price of $18,000,000. That purchase was made in a private placement by the Company of a total of 14,217,500 investment units and at the same price as the other purchasers in the private placement transaction. Line Trust is also the independent sole trustee of a trust that indirectly holds all of the shares of stock of AltaFin, B.V. (“AltaFin”) and of a trust that directly or indirectly holds all of the shares of AltaFin’s corporate managing director. On August 2, 2004, AltaFin purchased 1,000,000 investment units from the Company, consisting of 2,000,000 shares of Common Stock and warrants to purchase 1,000,000 additional shares of Common Stock, for an aggregate purchase price of $2,000,000.

By Order of the Board of Directors,

V. Ray Harlow
Chief Executive Officer
December 19, 2005

Appendix A

MAVERICK OIL AND GAS, INC.
Audit Committee Charter

This Audit Committee Charter (“Charter”) sets forth the purpose and membership requirements of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) and establishes the authority and responsibilities delegated to it by the Board.

1. Purpose. The purpose of the Committee is to:

(a) assist the Board in fulfilling its fiduciary and oversight responsibilities relating to the Company’s

• financial reporting standards and practices and the integrity of the Company’s financial statements; and

• compliance with ethics and compliance policies, and legal and regulatory requirements;

(b) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

(c) monitor the adequacy and integrity of the Company’s financial statements and reporting processes and systems of internal controls regarding finance, accounting, and legal compliance;

(d) prepare the report of the Committee required to be included in the Company’s annual proxy statement;

(e) select, retain, compensate, oversee, and evaluate the Company’s independent auditor; and

(f) monitor the performance of the Company’s internal audit function.

2. Committee Members.

2.1.    Composition and Appointment. The Committee shall consist of at least three (3) members of the Board, including the Chairperson. Committee members shall be appointed annually by the Board and shall serve until their successors are appointed and qualified. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience, and financial expertise requirements set forth in this Charter.

2.2.    Independence. Except to the extent permissible by law or the rules of any stock exchange or association on which the shares of the Company’s Common Stock are listed or quoted, each member of the Committee must meet the independence requirements of applicable state and federal law, including the rules and regulations of the Securities and Exchange Commission (“SEC”) and the requirements of any stock exchange or association on which shares of the Company’s Common Stock are listed or quoted for trading.

2.3.    Financial Literacy. Each member of the Committee shall, in the Board’s judgment, be financially literate. Financial literacy means being able to read and understand financial statements. At least one member of the Committee shall, in the Board’s judgment, be financially sophisticated whereby he or she has past employment or other experience in finance or accounting, requisite professional certification in accounting or other comparable experience which results in the individual’s financial sophistication. In connection with the preparation of any reports regarding the financial experience of the members of the Committee to be included in the Company’s periodic public reports, the Board shall determine whether a member of the Committee is, in the Board’s judgment, an “audit committee financial expert,” as such term is defined by the SEC.

2.4.    Subcommittees. The Committee shall have the authority to delegate authority and responsibilities to subcommittees; provided that no subcommittee shall consist of less than two members.

2.5.    Simultaneous Service on Other Audit Committees. If a member of the Committee serves on the audit committee (or, in the absence of an audit committee, the board committee performing equivalent functions, or, in the absence of such committee, the board of directors) of more than two (2) other public companies, the Board must affirmatively determine that such simultaneous service on multiple audit committees will not impair the ability of such member to serve on the Committee.

3. Authority.

3.1.    Advisors. The Committee shall have the authority to retain, at the Company’s expense, independent legal, accounting and other advisors (“Advisors”) it deems necessary to fulfill its responsibilities.

3.2.    Investigations. The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities.

3.3.    Information. The Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel and the Company’s independent auditor to meet with the Committee and any of its Advisors and to respond to the Committee’s inquiries. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.

3.4.    Funding. The Committee shall receive from the Company appropriate funding, as determined by the Committee, for (a) the payment of compensation to the independent auditor for the purpose of preparing or issuing an audit report or related work or performing other audit, review or accounting services for the Company, (b) payment of compensation to any Advisors employed by the Committee, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

4. Meetings.

4.1.    Frequency of Meetings. The Committee shall meet on at least a quarterly basis, or more frequently as circumstances dictate. The Chairperson may call a special meeting at any time he or she deems advisable. Committee members may attend the meeting in person, by telephone conference or similar communications equipment, or as otherwise permitted by law.

4.2.    Executive Sessions. The Committee shall maintain free and open communication with the Company’s (i) management, (ii) internal auditor, (iii) independent auditor, and (iv) internal or external general counsel and shall periodically meet in separate executive (private) sessions with such persons to discuss any matters that the Committee or any such person believes should be discussed privately with the Committee.

4.3.    Quorum. A quorum shall consist of the greater of one-half of the Committee’s membership or two persons. The act of a majority of the Committee members present at a meeting at which a quorum is present shall be the act of the Committee.

4.4.    Agenda. The Chairperson of the Committee shall prepare an agenda for each meeting of the Committee, in consultation with Committee members and any appropriate member of the Company’s management or staff, as necessary. A copy of the Agenda shall be provided by the Chairperson to all members of the Board, or, in the discretion of the Chairperson, to just the independent members of the Board. As requested by the Chairperson, members of the Company’s management and staff shall assist the Chairperson with the preparation of any background materials necessary for any Committee meeting.

4.5.    Minutes. Minutes of each meeting of the Committee shall be kept by a person designated by the Chairperson to serve as the Secretary of the meeting (which person need not be a member of the Committee), for the purpose of documenting the formal actions of the Committee. A copy of the minutes shall be incorporated with and into the next regularly scheduled meeting of the Board.

4.6.    Rules of Procedure. Except as expressly provided in this Charter or the Company’s by-laws, or as otherwise provided by the rules of any stock exchange or association on which shares of the Company’s Common Stock are listed or quoted for trading, the Committee shall fix its own rules of procedure.

5. Independent Auditor Oversight.

5.1.    Selection and Evaluation. The Committee shall have sole responsibility for the appointment, retention, compensation, oversight, termination and replacement of the independent auditor and for the approval of all audit and engagement fees. The independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or accounting services for the Company shall be a “registered public accounting firm” as provided in the Sarbanes-Oxley Act of 2002 and the regulations thereunder and shall report directly to the Committee. The Committee shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and the Company’s internal audit personnel. The Committee shall present its conclusions with respect to the independent auditor to the Board.

5.2.    Pre-Approval of Independent Auditor Services.

5.2.1. Committee Pre-Approval. No audit services or non-audit services shall be provided to the Company by the independent auditor unless first pre-approved by the Committee and unless permitted by applicable securities laws and the rules and regulations of the SEC. If the Committee approves an audit service within the scope of the engagement of the independent auditor, such audit service shall be deemed to have been pre-approved for purposes of this Section.

5.2.2 Pre-Approval Exception. Pre-approval shall not be required under Section 5.2.1. for non-audit services provided by the independent auditor permitted by the de minimus exceptions described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Committee prior to the completion of the audit.

5.2.3. Delegation of Pre-Approval Authority. The Committee may delegate to one or more members of the Committee the authority to grant pre-approval of non-audit services required by this Section, including the pre-approval described in Section 5.2.2. The decision of any member to whom such authority is delegated to pre-approve non-audit services shall be presented to the full Committee for its approval at its next scheduled meeting.

5.3.    Quality Control. The Committee shall annually obtain from the independent auditor a written report describing (i) the independent auditor’s internal quality-control procedures; and (ii) any material issues raised by (a) the internal auditor’s most recent internal quality-control review or peer review, or (b) any inquiry or investigation by governmental or professional authorities, in each case, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

5.4.    Audit Partner Rotation. The Committee shall ensure the rotation of the independent audit partners as required by law or the rules of any stock exchange or association on which shares of the Company’s Common Stock are listed or quoted for trading.

5.5.    External Auditor Reports Review. The Committee shall review with management, internal audit personnel and the independent auditor the reports required to be prepared by the independent auditor under Section 10A(k) of the Securities Exchange Act of 1934.

5.6.    Internal Control Assessment. The Committee shall annually obtain from the independent auditor a written report in which the independent auditor attests to and reports on the assessment of the Company’s internal controls made by the Company’s management.

5.7.    SAS 61 Communications. The Committee shall discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards No. 61.

6. Internal Auditing Oversight.

6.1.    Internal Auditing Staff. The Committee shall periodically evaluate the performance of the Company’s internal auditing personnel, with management and the independent auditor.

6.2.    Internal Audit Reports. The Committee shall meet from time to time, at its discretion, with the Company’s internal auditing personnel to review any significant reports to management prepared by the internal auditing staff together with management’s response and follow-up to these reports. The Company’s Chief Financial Officer shall provide a summary of all significant internal audit reports to the Committee each quarter.

7. Financial Statements and Disclosure Oversight.

7.1.    SEC Filings and Earnings Releases and Guidance. Prior to the filing by the Company with the SEC of any annual report on Form 10-K or Form 10-KSB and any quarterly report on Form 10-Q or Form 10-QSB, the Committee shall review with management and the independent auditor the financial statements and the management’s discussion and analysis disclosures contained therein. The Committee shall review with management and the independent auditor any earnings press release prior to the release thereof. In addition, the Committee shall periodically, at its discretion, review with management and the independent auditor the Company’s procedures (including types of information to be disclosed and the type of presentation to be made) with respect to other press releases that contain information regarding the Company’s historical or projected financial performance and the provision of any such information, earnings guidance or other financial information to a financial analyst or rating agency.

7.2.    Accounting and Financial Reporting Processes. The Committee shall review and discuss with management, the Company’s internal audit personnel, and the independent auditor, the integrity of the Company’s accounting and financial reporting processes (internal and external), including, without limitation:

(a) all critical accounting policies and practices (including accounting estimates) to be used by the Company, including all major issues regarding accounting principles and financial statement presentations, and any significant changes in the Company’s selection or application of accounting principles;

(b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments (including the use of estimates) made in connection with the preparation of the financial statements, including any required analyses of the effects of alternative GAAP methods on the financial statements;

(c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

(d) the results of the activities of the Company’s internal audit personnel and the independent auditor, including major conclusions, findings, and recommendations and related management responses;

(e) any material written communications between the independent auditor and management, including any management letters or schedules of unadjusted differences;

(f) matters of audit quality and consistency, including required communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues arising during the engagement;

(g) management’s assertions concerning the effectiveness of:

(i) disclosure controls and procedures; and

(ii) internal controls, as of the end of the most recent fiscal year.

(h) any disclosures made to the Committee by the Company’s Chief Executive Officer or Chief Financial Officer regarding:

(i)  significant deficiencies in the design or operation of internal controls or any material weaknesses therein;

(ii) any fraud, whether or not material, involving management or other employees, who have a significant role in the Company’s internal controls; and

(iii) any material violation of (1) any law, rule or regulation (including securities laws) applicable to the Company or the operation of its business or (2) the Company’s Code of Business Conduct and Ethics.

(i)  any special audit steps adopted in light of material control deficiencies.

8. Internal Controls and Compliance with Laws and Regulations and Code of Ethics Oversight.

8.1.    Internal Controls and Compliance Policies. For the purpose of assessing their adequacy and effectiveness, the Committee (i) shall periodically, at its discretion, review and assess with management, the Company’s internal audit personnel, the Company’s internal or external general counsel, and the independent auditor (a) the internal control systems of the Company, including whether such controls are reasonably designed to ensure that appropriate information comes to the attention of the Committee in a timely manner, prevent violations of law and corporate policy and permit the Company to prepare accurate and informative financial reports, (b) the Company’s policies on compliance with laws and regulations, (c) the Company’s Code of Business Conduct and Ethics, and (d) the methods and procedures for monitoring compliance with such policies; and (ii) shall elicit any recommendations for the improvement of the Company’s Code of Business Conduct and Ethics and such controls, policies, methods and procedures. The Committee shall review with management and the independent auditor, prior to its annual filing, the internal control report (containing the annual assessment of the effectiveness of the internal control structure and procedures of the Company for ensuring the accuracy of public disclosures) that is required to be filed by the Company with the SEC on Form 10-K.

8.2.    Compliance. The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. The Committee shall receive corporate attorneys’ reports of evidence of a material violation of any law, rule or regulation (including securities laws or breaches of fiduciary duty) or the Company’s Code of Business Conduct and Ethics.

9.   Charter Assessment. The Committee shall annually assess the adequacy of this Charter and advise the Board of its assessment and of its recommendation for any changes to the Charter.

10. Related Party Transactions Oversight. The Company shall not enter into a related party transaction unless such transaction is approved by the Committee after a review of the transaction by the Committee for potential conflicts of interest. A transaction will be considered a “related party transaction” if the transaction would be required to be disclosed under Item 404 of Regulation S-K.

11. Scope of Duties. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan, direct, or conduct audits, or to determine whether the Company’s financial statements are accurate and in accordance with GAAP. This is the responsibility of management and the independent auditor. Nothing in this Charter is intended to change the responsibilities of management and the independent auditor.

Appendix B

MAVERICK OIL AND GAS, INC.
2005 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS. The purpose of the Plan is to provide officers, employees, directors and consultants of Maverick Oil and Gas, Inc. (the “Company”) and other members of the Participating Company Group the opportunity to receive stock options and stock awards and thereby acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company’s stockholders, thereby encouraging the participants to contribute materially to the growth and development of the Company and strengthening their desire to remain with the Company.

      The following terms shall be defined as set forth below:

      “Act” means the Securities Exchange Act of 1934, as amended.

      “Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options and Stock Awards.

      “Board” means the Board of Directors of the Company.

      “Cause” means (a) with respect to an individual who is party to a written agreement with a Participating Company which contains a definition of “cause” or “for cause” or words of similar import for purposes of termination of Service thereunder by the Participating Company, “cause” or “for cause” as defined in such agreement; (b) in all other cases (i) any violation of a law, rule or regulation other than minor traffic violations, including without limitation, any violation of the Foreign Corrupt Practices Act; (ii) a breach of fiduciary duty for personal profit; (iii) fraud, dishonesty or other acts of misconduct in the rendering of services on behalf of the Company or relating to the employee’s employment; (iv) misconduct by the employee which would cause the Company to violate any state or federal law relating to sexual harassment or age, sex or other prohibited discrimination or any violation of written policy of the Company or any successor entity adopted in respect to such law; (v) failure to follow Company work rules or the lawful instructions (written or otherwise) of the Board of Directors of the Company or a responsible executive to whom the employee directly or indirectly reports, provided compliance with such directive was reasonably within the scope of the employee’s duties and the employee was given notice that his or her conduct could give rise to termination and such conduct is not, or could not be cured, within ten (10) days thereafter; or (vi) any violation of a confidentiality or non-competition agreement or patent assignment agreement or any agreement relating to the Company’s protection of intellectual property rights.

      “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      “Effective Date” means the date on which the Plan is approved by the Board as set forth in Section 18.

      “Fair Market Value” of the Stock on any given date means (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the National Market or SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is regularly traded on the Nasdaq OTC Bulletin Board Service, or a comparable automated quotation system, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination; or (iii) in the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Plan Administrator.

      “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

      “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

      “Option” or “Stock Option” means any Option to purchase shares of Stock granted pursuant to Section 6. “Option Period “ means the period commencing on the grant date of an Option and ending on the last day of the term of such Option as established pursuant to Section 8.2. “Participating Company” means the Company or any or Subsidiary Corporation or any other member of the Participating Company Group.

      “Participating Company Group” means, at any point in time, any Participating Company or all corporations collectively which are then Participating Companies.

      “Service” means a participant’s employment or service with any member of the Participating Company Group, whether in the capacity of an employee, officer, director or a consultant. The participant’s Service shall not be deemed to have terminated merely because of a change in the Participating Company for which the participant renders such Service, provided that there is no interruption or termination of the participant’s Service. Furthermore, a participant’s Service with the Participating Company Group shall not be deemed to have terminated if the participant takes any military leave, sick leave, or other bona fide leave of absence approved by a Participating Company; provided, however, that if any such leave exceeds 90 days, on the 91st day of such leave the participant’s Service shall be deemed to have terminated unless the participant’s right to return to Service with the Participating Company is guaranteed by statute or contract. “Stock” means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 11.

      “Stock Award” means any award granted pursuant to Section 9.

      “Subsidiary” means any, whether now or hereafter existing, corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain, whether now or hereafter existing.

SECTION 2. ADMINISTRATION. The Plan shall be administered by the full Board of Directors of the Company or a committee of such Board of Directors comprised of two or more “Non-Employee Directors” within the meaning of Rule 16b-3(a)(3) promulgated under the Act (the “Plan Administrator”). Subject to the provisions of the Plan, the Plan Administrator is authorized to:

(a) construe the Plan and any Award under the Plan;

(b) select the directors, officers, employees and consultants of any Participating Company to whom Awards may be granted;

(c) determine the number of shares of Stock to be covered by any Award;

(d) determine and modify from time to time the terms and conditions, including restrictions, of any Award and to approve the form of written instrument evidencing Awards;

(e) accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

(f) impose limitations on Awards, including limitations on transfer and repurchase provisions;

(g) extend the exercise period within which Stock Options may be exercised; and

(h) determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Plan Administrator) or dividends or deemed dividends on such deferrals.

The determination of the Plan Administrator on any such matters shall be conclusive.

SECTION 3. DELEGATION OF AUTHORITY TO GRANT AWARDS. In accordance with applicable laws, the Plan Administrator, in its discretion, may delegate to one or more executive officers of the Company all or part of the Plan Administrator’s authority and duties with respect to granting Awards and all references in the Plan to the “Plan Administrator” shall include such executive officers to the extent they are acting pursuant to such delegation. The Plan Administrator may revoke or amend the terms of such a delegation at any time, but such revocation shall not invalidate prior actions of the executive officers that were consistent with the terms of the Plan.

SECTION 4. ELIGIBILITY. Awards may only be granted to employees, directors, and consultants with any member of the Participating Company Group. For purposes of the foregoing sentence, “employees,” “directors” and “consultants” shall include prospective employees, prospective directors and prospective consultants to whom Awards are granted in connection with written offers of an employment or other service relationship with a Participating Company.

SECTION 5. SHARES SUBJECT TO THE PLAN. The number of shares of Stock which may be issued pursuant to the Plan shall be 10,000,000. For purposes of the foregoing limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Stock available for issuance under the Plan. Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company. Notwithstanding the foregoing, on and after the date that the Plan is subject to Section 162(m) of the Code, Stock Options with respect to no more than 2,500,000 shares of Stock may be granted to any one individual participant during any one calendar year period.

SECTION 6. STOCK OPTIONS. Options granted pursuant to the Plan may be either Options which are Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options shall be granted separately hereunder. The Plan Administrator, shall determine whether and to what extent Options shall be granted under the Plan and whether such Options granted shall be Incentive Stock Options or Non-Qualified Stock Options; provided, however, that: (i) Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation”within the meaning of Section 424(f) of the Code; and (ii) No Incentive Stock Option may be granted following the tenth anniversary of the Effective Date of the Plan. The provisions of the Plan and any Stock Option Agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code (or any successor provision) and rules and regulations promulgated thereunder.

SECTION 7. ISO FAIR MARKET VALUE LIMITATION. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a participant for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Options which exceeds such amount shall be treated as Non-Qualified Stock Options. For purposes of this Section 7, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 7, such different limitation shall be deemed incorporated herein effective as of the amendment date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this

Section 7, the participant may designate which portion of such Option the participant is exercising. In the absence of such designation, the participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

SECTION 8. TERMS OF OPTIONS. Each Option granted under the Plan shall be evidenced by an agreement between the Company and the person to whom such Option is granted (the “Option Agreement”) and shall be subject to the following terms and conditions:

      8.1 EXERCISE PRICE. Subject to adjustment as provided in Section 11 of this Plan, the price at which each share covered by an Option may be purchased shall be determined in each case by the Plan Administrator; provided, however, that such price shall not, in the case of an Incentive Stock Option, be less than the Fair Market Value of the underlying Stock at the time the Option is granted. If a participant owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Company and an Option granted to such participant is intended to qualify as an Incentive Stock Option, the Option price shall be no less than 110% of the Fair Market Value of the Stock covered by the Option on the date the Option is granted.

      8.2 EXERCISE PERIOD. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Plan Administrator and set forth in the Option Agreement evidencing such Option; provided, however, that (i) no Option shall be exercisable after the expiration of 10 years after the date of grant of such Option, (ii) no Incentive Stock Option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company) shall be exercisable after the expiration of 5 years after the date of grant of such Option, and (iii) no Option granted to a prospective employee, prospective consultant or prospective director may become exercisable prior to the date on which such person commences Service with the Participating Company. Subject to the foregoing, unless otherwise specified by the Option Agreement evidencing the Option, any Option granted hereunder shall have a term of 10 years from the effective date of grant of the Option.

      8.3 EFFECT OF TERMINATION OF SERVICE. Unless otherwise provided in such participant’s Option Agreement:

(i)  DEATH. If a participant shall cease to perform Service as a result of such participant’s death, any Options then exercisable shall be exercisable until the earlier to occur of one year anniversary of the participant’s death or the expiration of the Option Period and only by the participant’s personal representative or persons entitled thereto under the participant’s will or the laws of descent and distribution.

(ii) TERMINATION OF SERVICE. If a participant shall cease to perform Service to any member of the Participating Company Group, all Options to which the participant is then entitled to exercise may be exercised until the earlier to occur of the three month anniversary of the participant’s termination of Service or the expiration of the Option Period or, if such termination was due to disability or retirement (as hereinafter defined), until the earlier to occur of the one year anniversary of the participant’s termination of Service or the expiration of the Option Period. Notwithstanding the foregoing, in the event that any termination of Service shall be for “Cause” (as defined herein) or the participant voluntarily terminates his or her Service, then any and all Options held by such participant shall terminate within 15 days’ notice of such termination. For purposes of the Plan, “retirement” shall mean the termination of employment with the Participating Company Group, other than for Cause, at any time under circumstances which would entitle such participant to other retirement benefits provided by the Participating Company to whom the participant was providing Service immediately prior to the termination of Service or such other circumstances that the Plan Administrator concludes should be deemed a retirement.

(iii) LIMITATION ON SHARES. The Option may not be exercised for more shares (subject to adjustment as provided in Section 11) after the termination of the participant’s Service than the participant was entitled to purchase thereunder at the time of the termination of such relationship.

      8.4 PAYMENT OF EXERCISE PRICE. The Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise (the “Payment Date”) of the Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the Option price must have been held by the participant for at least 6 months in order to be utilized to pay the Option price; (iv) in the discretion of the Plan Administrator, by an election to have the Company withhold shares otherwise issuable to the participant having a Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (i)-(iv).

      8.5 NON-TRANSFERABILITY OF OPTIONS. No Option shall be assignable or transferable other than by the laws of descent and distribution. During the lifetime of the participant, an Option shall be exercisable only by the participant or, in the event of the participant’s incapacity, by the participant’s legal guardian or legal representative.

SECTION 9. STOCK AWARDS.

(a)  The Plan Administrator may grant Stock Awards to any officer, employee or consultant with any member of the Participating Company Group. A Stock Award entitles the recipient to acquire shares of Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant (“Stock Award”). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

(b) Upon execution of a written instrument setting forth the Stock Award and paying any applicable purchase price, a participant shall have the rights of a shareholder with respect to the Stock subject to the Stock Award, including, but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares of Stock subject to Stock Awards that have not vested shall be subject to the restrictions on transferability described in Section 9(d) below. Unless the Plan Administrator shall otherwise determine, certificates evidencing the Stock Awards shall remain in the possession of the Company until such Stock is vested as provided in Section 9(c) below.

(c) The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Stock Award. If the participant or the Company, as the case may be, fails to achieve the designated goals or the participant’s relationship with the Company is terminated prior to the expiration of the vesting period, the participant shall forfeit all shares of Stock subject to the Stock Award which have not then vested.

(d)  Unvested Stock may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Stock Award.

SECTION 10. TAX WITHHOLDING.

(a) Whenever shares of Stock or Options are to be issued or cash is to be paid under the Plan, under circumstances in which the Plan Administrator believes that any federal, state or local tax withholding may be imposed, the Company or Subsidiary, as the case may be, shall have the right to require the participant to remit to the Company or Subsidiary, as the case may be, an amount sufficient to satisfy the minimum federal, state and local tax withholding requirements prior to the delivery of any certificate for shares or any proceeds; provided, however, that in the case of a participant who receives an Award of Stock under the Plan which is not fully vested, the participant shall remit such amount on the first business day following the Tax Date. The “Tax Date” for purposes of this Section 10 shall be the date on which the amount of tax to be withheld is determined. If a participant makes a disposition of Stock acquired upon the exercise of an Incentive Stock Option within either two years after the Option was granted or one year after its exercise by the participant, the participant shall promptly notify the Company and the Company shall have the right to require the participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

(b) A participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Stock having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least 6 months; (iii) in the discretion of the Plan Administrator, through an election to have the Company withhold shares of Stock otherwise issuable to the participant having a Fair Market Value on the Tax Date equal to the amount of tax required to be withheld, or (iv) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 10(b).

(c) An election by a participant to have shares of Stock withheld to satisfy federal, state and local tax withholding requirements pursuant to Section 10(b) must be in writing and delivered to the Company prior to the Tax Date.

SECTION 11. ADJUSTMENT OF NUMBER AND PRICE OF SHARES.

      Any other provision of the Plan notwithstanding:

(a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in (i) the number of Stock Options that can be granted to any one individual participant, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable. The adjustment by the Plan Administrator shall be final, binding and conclusive.

(b) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock Option or stock Options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option or Options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

(c) No adjustment or substitution provided for in this Section 11 shall require the Company to issue or to sell a fractional share under any Option Agreement or share award agreement and the total adjustment or substitution with respect to each stock Option and share award agreement shall be limited accordingly.

(d) In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the stock of the Company to a unrelated person or entity (in each case, a “Fundamental Transaction”), the Plan and all Awards granted hereunder shall terminate, unless provision is made in connection with the Fundamental Transaction for the assumption of the Awards heretofore granted, or the substitution of such Awards with new awards of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price as provided in Subsections (a) and (b) of this Section 11. In the event of such termination and in the event the Board does not provide for the Cash Payment described in Subsection (e) of this Section each participant shall be notified of such proposed termination and permitted to exercise for a period of at least 15 days prior to the date of such termination all Options held by such participant which are then exercisable.

(e) In the event that the Company shall be merged or consolidated with another corporation or entity, other than a corporation or entity which is an “affiliate” of the Company. under the terms of which holders of Stock of the Company will receive upon consummation thereof a cash payment for each share of Stock of the Company surrendered pursuant to such Business Combination (the “Cash Purchase Price”), the Board of Directors may provide that all outstanding Options shall terminate upon consummation of such transaction and each participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of shares of Stock of the Company subject to outstanding Options held by such participant exceeds (ii) the aggregate exercise price of such Options.

SECTION 12. CHANGE IN CONTROL.

(a) Unless otherwise provided in such participant’s Option Agreement, agreements relating to Stock Awards or in a written employment or other agreement directly addressing the same subject matter as addressed below, in the event that the Plan is terminated as a result of or following a Change in Control (as defined herein), all vested Options and Stock Awards then outstanding at the time of such Plan termination may be exercised for a period of 30 days from the date of notice of the proposed termination. In such event, all participants shall be credited with an additional 6 months of service for the purpose of any otherwise unvested Options and Stock Awards. Upon a Change in Control in which the Plan is either assumed or otherwise not subject to termination, if during the remaining term of such a participant’s Options or Stock Awards, the participant is terminated other than for Cause, the participant will, at the time of such termination, be credited with an additional 6 months of service for the purpose of any otherwise unvested Options and Stock Awards; however, in the event of a termination for Cause, all Options shall immediately terminate and all unvested portions of Stock Awards shall immediately terminate.

(b) As used herein, a “Change in Control” shall be deemed to have occurred if: (i) any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) acquires “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or (ii) if the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity or in the event of a sale of all or substantially all of the Company’s assets or otherwise.

(c) Notwithstanding anything in the Plan to the contrary, the acceleration of vesting and exercisability provided by Subsection (a) of this Section shall not occur in the event that such acceleration would make the transaction causing the Change in Control to be ineligible for pooling of interests accounting treatment, provided pooling of interest treatment is then still available and, in the absence of such acceleration, the transaction would qualify for such treatment and the Company intends to use such treatment with respect to such transaction.

SECTION 13. NO RIGHT TO FUTURE EMPLOYMENT. Nothing contained in the Plan nor in any Award agreement shall confer upon any participant any right with respect to the continuance of employment by the Company nor interfere in any way with the right of the Company to terminate his employment or change his compensation at any time.

SECTION 14. AMENDMENT AND DISCONTINUANCE. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person’s consent of any rights theretofore granted pursuant hereto.

SECTION 15. COMPLIANCE WITH SECTION 16. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule and shall be construed to the fullest extent possible in a manner consistent with this intent). To the extent that any Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Plan Administrator in order to comply with Rule 16b-3.

SECTION 16. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares of Stock hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules any applicable exchange or of the Nasdaq Stock Market. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

SECTION 17. PARTICIPATION BY FOREIGN NATIONALS. The Plan Administrator may, in order to fulfill the purposes of the Plan and without amending the Plan, modify grants to foreign nationals or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.

SECTION 18. EFFECTIVE DATE OF PLAN - SHAREHOLDER APPROVAL. The Plan was approved by the Board and became effective on March 6, 2005. Those provisions of the Plan that for federal tax purposes require approval of the stockholders of the Company (i.e., the granting of incentive stock options) shall not become effective until adopted by the stockholders, however, the Company reserves the right to grant Incentive Stock Options provided stockholder approval is secured within one year from the date thereof. In the event Incentive Stock Options are granted and Stockholder approval is not timely secured, such Options shall remain in full force and effect, however, shall automatically convert to Non-Qualified Options.

SECTION 19. GOVERNING LAW. The Plan shall be governed by the internal laws of the State of Nevada without giving effect to its choice of law provisions. Unless otherwise provided in an Option Agreement or Award Agreement, Awards shall be governed by the same laws as the Plan.

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MAVERICK OIL AND GAS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints V. Ray Harlow and John A. Ruddy, and each of them, with full power of substitution, as proxy, to vote for the undersigned all shares of the common stock, par value $.001 per share of Maverick Oil and Gas, Inc., a Nevada corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held in the Riverside Hotel at 620 East Olas Boulevard, Fort Lauderdale FL 33301, at 10:00 a.m. local time on Friday, January 27, 2006, or at any adjournments thereof, upon the matters described in the accompanying proxy statement and upon such other matters as may properly come before the meeting. Said proxy is directed to vote or refrain from voting on the matters set forth in the accompanying proxy statement in the manner set forth on this proxy.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations.

THE PROXY CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD

1.	Proposal 1 ELECTION OF DIRECTORS Nominees: V. Ray Harlow, Lance E. Johnson, David Preng, Andrej Rucigaj, Matthew D. Fitzgerald	FOR ☐	WITHHELD ☐
For, except vote withheld for the following nominee(s):

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF MAVERICK OIL AND GAS, INC.

2.	Proposal 2 Adoption of the Company’s 2005 Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Proposal 3 Ratification of the appointment of Malone and Bailey, PC to serve as the auditors for the Company for the fiscal year ending August 31, 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Check appropriate box
Indicate changes below:

Address Change  ☐        Name Change  ☐

The undersigned hereby acknowledges receipt of the proxy statement.

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

NOTE: Please sign name(s) exactly as printed hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

SIGNATURE(S)

Dated:                                                                    , 200

YOUR VOTE IS IMPORTANT. VOTE TODAY.